November 2017 Investor Presentation Exhibit 99.1

Forward-Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company’s key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s common stock or other securities; and the resulting impact on the Company’s ability to raise capital or make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports, including its Registration Statement on Form S-1 that was declared effective on July 25, 2017, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Experienced Leadership Team Average 31 years of bank management experience in finance, lending, credit, risk, strategy and branch operations Name / Title Experience Background Yee Phong (Alan) Thian President & Chief Executive Officer 35 years Chairman, President and Chief Executive Officer (“CEO”) since the Bank began operations in 2008 Appointed to the FDIC community bank advisory committee twice Presently on the CFPB community bank advisory committee Formerly served as Executive Vice President (“EVP”) and Regional Director for United Commercial Bank, as well as President and CEO for both First Continental Bank and American International Bank David Morris Executive Vice President & Chief Financial Officer 31 years (7 years with Alan) Appointed EVP and Chief Financial Officer (“CFO”) of the Bank and Company in 2010 Formerly President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer (“COO”) with San Diego Community Bank Jeffrey Yeh Executive Vice President & Chief Credit Officer 28 years (15 years with Alan) Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014 Formerly Finance Director and Business Control Manager for Universal Science Industrial Co, Ltd. and Lending and Investment Manager for Bank of Overseas Chinese I-Ming (Vincent) Liu Executive Vice President & Chief Risk Officer 30 years (22 years with Alan) Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013 Formerly Senior Vice President (“SVP”) and head of southern California branch network for United Commercial Bank Simon Pang Executive Vice President & Chief Strategy Officer 35 years (18 years with Alan) Joined the Bank in 2008 as an executive officer and promoted to Chief Strategy Officer in 2012 Formerly SVP and Commercial and International Banking Manager with United Commercial Bank Larsen Lee Executive Vice President & Director of Residential Mortgage Lending 30 years (3 years with Alan) Joined in 2014 as SVP and Director of Mortgage Lending to start the Bank’s residential mortgage unit, and promoted to EVP in January 2016 Formerly created a wholesale department for Pacific City Bank from 2010 to 2014 Tsu Te Huang Executive Vice President & Branch Administrator 33 years (17 years with Alan) Joined the Bank in 2009, promoted to Branch Administrator in 2012 and EVP in 2016 Formerly Executive Senior President and Branch Assistant Regional Manager for United Commercial Bank Source: Experience: Page 6 in S-1 Background: Pages 143, 145-146 in the S-1

Balance Sheet (Dollars in millions) Total Assets   $1,643 Total Loans, Including Held for Sale   $1,322 Total Deposits   $1,318 Tangible Common Equity1   $229 Tangible Common Equity / Tangible Assets1   14.20% NPAs / Assets2   0.26% Profitability Return on Average Assets   1.65% Return on Average Common Equity   11.04% FTE Net Interest Margin   3.91% FTE Efficiency Ratio   38.87% RBB Bancorp – Who We Are Non-GAAP reconciliation in Appendix on page 26 Nonperforming assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, loans modified under troubled debt restructurings, a SBA guaranteed loan as to which RBB received a $3.6 million payment in July 2017 pursuant to a SBA loan guaranty, and other repossessed assets; excludes purchased credit impaired (“PCI”) loans Established in 2008 and headquartered in Los Angeles, California $1.6 billion asset Chinese-American, business-oriented community bank 13 traditional branches 12 located in Southern California 1 in Nevada Four principal business lines: Commercial Real Estate (“CRE”) Commercial & Industrial (“C&I”) 1-4 Single Family Residential (“SFR”) SBA Lending (“SBA”) Four successful acquisitions completed since 2010 Certified Community Development Financial Institution since mid-February 2016 Overview Financial Highlights For the Three Months Ended September 30, 2017:

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions High level of insider ownership and deposit concentration aligns interest with investors Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement Niche markets with concentration on Asian Americans Products structured to address the needs of underserved individuals and businesses within those markets Significant opportunities for future acquisitions across the U.S. Conservative risk profile with focused and diversified lending strategy and asset sensitive balance sheet Sound asset quality from conservative credit culture and strict underwriting standards Asset sensitive balance sheet benefits from rising interest rates Track record of attractive profitability Diversified revenue with four lending products spread across multiple industries, geographies, and demographics Substantial noninterest income growth Existing infrastructure supports bank growth Investment Highlights

September: Acquired July: Acquired January: Established 2011 Our History and Strategy Historical Timeline May: Acquired Received Outstanding Overseas Taiwanese SME Award 2013 Earned Findley Reports’ “Super Premier” status 2015 Opened 2008 Opened SBA banking unit 2010 Raised over $54mm in private offering of common stock 2012 Opened residential mortgage unit 2014 Earned Findley Reports’ “Super Premier” status Strategic Plan Maintain capital at levels that allow for continued growth while staying above regulatory requirements Serve Asian-American communities, both domestically and abroad Provide commercial banking services to businesses and professionals Stay involved with local communities and businesses through Board, management and employee interaction Offer four main lending products: CRE C&I 1-4 SFR SBA Expand outreach to similar markets across the U.S. Raised $61.8 million in IPO 2017 February: Acquired Named a CDFI 2016 March: Issued $50mm of subordinated notes Earned Findley Reports’ “Super Premier” status Source: Pages 3-4 in the S-1 Earned Findley Reports’ “Super Premier” status

Our Current Footprint Branches (13) LPO (1) Los Angeles County, California Clark County, Nevada Ventura County, California Arcadia Cerritos Diamond Bar Los Angeles (Downtown) Los Angeles (Westwood) Los Angeles (Silver Lake) Monterey Park Rowland Heights San Gabriel Torrance City of Industry* *Loan Production Office Oxnard Westlake Village Las Vegas

Key Highlights of Our Current Markets: Los Angeles County, CA | Ventura County, CA | Clark County, NV Source: U.S. Census Bureau Los Angeles County, California Part of the Los Angeles-Long Beach-Anaheim, California Metropolitan Statistical Area (“MSA”) Largest MSA in California with over 13 million residents in the MSA; second largest MSA in the United States Greater Los Angeles area ranked as 16th largest economy in the world with an estimated gross domestic product of ~$1 trillion Asian Americans account for 15.1% of the over 10.1 million residents in Los Angeles County as of July 1, 2016 Ventura County, California Smallest county by population and land area in the LA area but encompasses: Deep-water port at Port Hueneme One of the world’s leading wine growing regions 43 miles of coastline Asian Americans account for 6.7% of the 850,536 residents in Ventura County as of July 1, 2016 Clark County, Nevada Part of the Las Vegas-Paradise, Nevada MSA 2016 gross domestic product of ~$118 billion Largest concentration of people in the state Significant tourist destination; over 43 million international and domestic visitors in 2016 Asian Americans account for 10.1% of the over 2.1 million residents in Clark County as of July 1, 2016

Substantial Opportunities for Acquisitions: Chinese-American Banks Across the U.S. Chinese-American bank universe as defined by RBB’s management team Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Source: SNL Financial, 2010 Census Chinese-American bank universe, including RBB, comprised of 37 banks¹: 3 publicly-traded 30 locally-owned 4 subsidiaries of Taiwanese or Chinese banks Other Asian-American banks also represent compelling acquisition opportunities Target markets include select Metropolitan Statistic Areas (“MSAs”) that fulfill the following conditions: High concentration of Asian-Americans High number of Chinese-American banks² and branches Specific Target Markets Texas, Midwest and East Coast West Coast Chinese-American Bank¹ Locations in the U.S. (as of June 7, 2017) Current RBB branch locations Other Chinese-American bank¹ branches Source: Pages 12-13 in the S-1

Demonstrated Track Record of Balance Sheet and Earnings Growth Non-GAAP reconciliation in Appendix on page 27 Total Assets ($mm) Total Loans ($mm) Total Deposits ($mm) Adjusted Earnings¹ ($mm) 2012 – Q3 2017 CAGR = 24.7% 2012 – Q3 2017 CAGR = 34.2% 2012 – Q3 2017 CAGR = 25.8% 2012 – 2016 CAGR = 64.9%

Diversified across industry lines and minimal demand for non-mortgage consumer credit $1.2 billion total loans as of September 30, 2017 85% originated vs. 15% acquired Average yield on loans of 5.56% for the third quarter of 2017 Diversified Loan Portfolio Excludes purchased loan discounts and deferred costs and fees Includes construction and land development loans By Collateral Type: By Business Line¹: Loan Portfolio Composition (September 30, 2017) Loan Portfolio Growth: Originated vs. Acquired (Dollars in millions)

Business Line Profile Between $1 million and $25 million annual revenue CRE Lending Real estate loans for owner occupied and non-owner occupied commercial property; includes construction and land development (“C&D”) loans High quality credits Low LTV ratios (policy limit of 75%) Income-producing properties; strong cash-flow characteristics Strong collateral profiles C&I Lending Mix of variable and fixed rate C&I loans Lend to small- and medium-sized¹ manufacturing, wholesale, retail and service businesses Majority are secured by business assets or real estate, but underwritten based on cash flow of the business SBA Lending Designated Preferred Lender Mostly SBA 7(a) variable-rate loans; SBA 504 from time to time Generally sell the 75% guaranteed portion of originated SBA loans SFR Lending Originate mainly non-qualified, alternative documentation SFR mortgage loans to accommodate needs of Asian-American market throughout California and potentially on the east coast and Texas 7-year hybrid adjustable rate mortgages Offer qualified mortgage program as correspondent to major banking financial institutions Originate both to sell (“HFS”) and hold for investment HFS: primarily first trust deed mortgages on properties in California; generally retain servicing rights when sold Source: Pages 88-89 in S-1

~9.9% fixed rate Business Line Profile: CRE Lending | C&D Lending CRE Loans CRE and C&D Portfolio Growth C&D Loans C&D 2012 – Q3 2017 CAGR = 11.3% CRE 2012 – Q3 2017 CAGR = 25.0% (Dollars in millions) As of September 30, 2017: $491.1 million $94.3 million

Business Line Profile: C&I Lending | SBA Lending Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts C&I Loans SBA Loans As of September 30, 2017: $226.0 million $148.0 million C&I and SBA Portfolio Growth (Dollars in millions) C&I 2012 – Q3 2017 CAGR = 20.4% SBA 2012 – Q3 2017 CAGR = 92.5% Unguaranteed SBA Loans: By Location: By Business:

As of September 30, 2017: No nonperforming loans¹ in the SFR portfolio Average: LTV of 59.9%; FICO score of 750; duration of 4.7 years Current start rate of 4.5%; reprices after 7 years to one-year LIBOR plus 2.75% Business Line Profile: 1-4 Single Family Residential Lending SFR Loans Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; excludes PCI loans acquired in prior acquisitions Represent loans acquired in the LANB acquisition and mature in 2018 SFR Portfolio Growth (Dollars in millions) SFR 2013 – Q3 2017 CAGR = 45.0% $362.9 million

CRE Concentration¹ Below Interagency Guidance CRE for the purpose of the CRE concentration ratio measured as total commercial real estate loans less owner-occupied commercial real estate loans plus construction and land development loans; CRE concentration measures this value as a percentage of total risk-based capital (“RBC”) Announced Acquisition of Announced Acquisition of 2012 2014 2015 2016 2017 2013 Source: SNL; Page 90 in S-1 RBB has demonstrated the ability to pursue acquisitions, including targets with significant CRE concentrations, then immediately manage down their CRE concentration post transaction closing Los Angeles National Bank: Acquisition completed May 2013 TomatoBank: Acquisition completed February 2016

Disciplined Credit Culture Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets Nonperforming Loans¹ / Total Loans Nonperforming Assets² / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans

    Avg. Balance   Weighted     ($mm)   Avg. Rate Noninterest-Bearing Demand $227.9 0.00% NOW $19.2 0.23% Savings $36.7 0.46% Money Market $314.3 0.75% Retail Time¹ $327.9 1.18% Jumbo Time² $362.5 1.18% Total Deposits   $1,288.4   0.83% Deposit Portfolio as of September 30, 2017 Strongest growth coming in DDAs Top 10 Deposit Relationships = $270.6 million (21.7% of total deposits) 4 of the Top 10 Relationships are with Directors and shareholders of the Company; $87.1 million, or ~32% of Top 10 total Average Portfolio Life of 4.10 Years Retail Time includes time deposits with balances less than $250,000 Jumbo Time includes time deposits with balances of $250,000 and greater Reconciliation in Appendix on page 28 Deposit Portfolio Composition Total: $1.29 billion 79.4% Core³ For the Three Months Ended September 30, 2017:

Attractive Net Interest Spread Note: 2017Q3 profitability metrics reflect annualized values for the quarter Yield on Average Interest-Earning Assets Cost of Average Interest-Bearing Liabilities Net Interest Spread Net Interest Margin (FTE)

Outstanding Financial Performance Note: 2017Q3 profitability metrics reflect annualized values for the quarter Non-GAAP reconciliation in Appendix on page 27 for RBB’s calculation of core, or “adjusted,” earnings metrics Core Return on Average Assets¹ Core Return on Average Tangible Common Equity¹ Efficiency Ratio (FTE) Noninterest Income / Average Assets

(Dollars in thousands)   For the Three Months         Ended September 30,         2016   2017   Change Noninterest Income: Service Charges, Fees and Other $443 $518 16.9% Gain on Sale of Loans 1,870 2,584 38.2% Loan Servicing Fees, Net Amortization 95 314 230.5% Recoveries on Aquired Loans¹ 47 19 (59.6%) BOLI Income² 141 219 55.3% Total Noninterest Income   $2,596   $3,654   40.8% Well-Diversified Revenue Streams Refers to loans acquired in business combinations Refers to the value of the increase in cash surrender of life insurance Significant year-over-year noninterest income growth Increase in customer base Higher amount of loans being serviced Net decrease in recoveries on acquired loans SFR and SBA product offerings have further diversified the Bank’s revenue stream 2016 2017 Total: $2.6 million Total: $3.7 million Noninterest Income for the Three Months Ended September 30,

(Dollars in millions, except per share amounts)   As of September 30, 2017     Actual Long-Term Debt     Long-Term Debt1   $49.5 Subordinated Debentures2   3.4 Total Long-Term Debt   $52.9       Shareholders' Equity     Common Stock   $204.2 Additional Paid-in Capital   8.7 Retained Earnings   47.6 Accumulated Other Comprehensive Loss   (0.1) Total Shareholders' Equity   $260.3       Total Capitalization   $313.2       Common Shares Outstanding   15,790,611       Book Value Per Share   $16.49 Tangible Book Value Per Share3   $14.49       Regulatory Capital     Tier 1 Common Capital   $229.3 Tier 1 Risk-Based Capital   $232.5 Total Risk-Based Capital   $293.9       Capital Ratios     Tangible Common Equity / Tangible Assets3 14.2% Tier 1 Leverage to Average Assets   14.6% Tier 1 Common Capital to Risk-Weighted Assets 18.2% Tier 1 Capital to Risk-Weighted Assets   18.5% Total Capital to Risk-Weighted Assets   23.4% Consolidated Capital Ratios Consists of 6.50% fixed-to-floating rate subordinated notes which qualify as Tier 2 capital and which were issued in March 2016 and raised proceeds of $49.4 million Consists of subordinated debentures issued by the companies RBB acquired to a statutory trust which then issued trust preferred securities to the public; amount shown reflects a discount of $1.8 million to the aggregate principal balance of $5.2 million as a result of purchase accounting adjustments Non-GAAP reconciliation in Appendix on page 26 Consolidated Capital Ratios Consolidated Capitalization Table 4.00% 7.00% 8.50% 10.50% 3

Loan pipeline expected to support double-digit loan growth Residential mortgage loan production positively impacted by expansion of lending activity in Las Vegas, Northern California and San Diego SBA loan production will remain at lower level until additional loan officers are hired Net interest margin expected to benefit from additional rate increases Approximately 70% of variable rate loans are above floors Declining impact of accretion income will limit NIM expansion Wealth Management business launching at beginning of 2018 Steady, recurring fee income will provide new source of revenue growth and diversification Modest increase in expense levels Increase in headcount related to personnel added to strengthen infrastructure and the launch of the Wealth Management business Consolidation of offices into new headquarters will provide modest cost savings Continued balance sheet growth should drive further improvement in profitability Outlook

Appendix

Board of Directors Yee Phong (Alan) Thian Chairman of the Board Chairman, President and CEO of the Company and the Bank since the Bank began operations in 2008 Peter M. Chang President of Yao Yang Enterprises LLC, which purchases and exports waste paper Wendell Chen CEO of US Development LLC, a real estate development firm, since 2015 CEO and Managing Partner of Vanetti, Inc. from 2006 to 2015 Pei-Chin Huang Co-founder and President of Trendware International Inc., a Torrance-based manufacturer of computer networking equipment James W. Kao, Ph.D. Long and distinguished career at Philip Morris, USA in the research and development department Ruey Chyr Kao, MD Retired in 2002 after 30 years as an obstetrician-gynecologist Real estate developer and investor; ownership of six hotels for the past 15 years Chie-Min (Christopher) Koo President and Founder of Christopher Koo Accountancy, an accounting and tax service in the City of Industry Christopher Lin, Ph.D. President and Chairman of three separate specialty real estate firms: Forte Resources, Inc., Sonnycal Development Company and Linkage Financial Group, Inc. Feng Lin President and CFO of Arche Investments, LLC, a real estate development firm Regional Director of Harmony Bioscience Inc. Ko-Yen Lin Real estate investor who previously served as a Commissioner of Overseas Affairs for the Government of Taiwan Director of United National Bank from 1982 to 1985 and General Bank from 1986 to 2003 Senior Advisory Board member of Cathay Bank from 2003 to 2007 Paul Lin Founder and CEO of Dill Spot, LLC Named one of Inc. Magazine’s Top 10 Asian Entrepreneurs in 2010 Fui Ming Thian Worked in the real estate management business for over 30 years Responsible for operating and accounting for multiple apartment complexes

(Dollars in thousands)   Net Interest Income     September 30, 2017   December 31, 2016   December 31, 2015   December 31, 2014 Scenario   $ Change   % Change   $ Change   % Change   $ Change   % Change   $ Change   % Change -100bps Shock   ($1,947)   (3.44%)   ($650)   (1.30%)   ($362)   (1.00%)   $736   2.20% +100bps Shock   $4,436   7.84%   $3,315   6.61%   $2,927   8.10%   $1,664   5.00% +200bps Shock   $9,317   16.47%   $7,813   15.58%   $6,348   17.60%   $5,024   15.00% Interest Rate Risk Analysis Assumes September 30, 2017 reported financial information % Change in Net Interest Income¹ Source: Page 106 in S-1

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include “tangible common equity to tangible assets,” “tangible book value per share,” and “return on average tangible common equity.” Our management uses these non-GAAP financial measures in its analysis of our performance. The following table reconciles shareholders’ equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure: Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” and “adjusted return on average tangible common equity.” Management uses the measure adjusted earnings to assess the performance of our core business and the strength of our capital position. We believe that this non-GAAP financial measure provides meaningful additional information about us to assist investors in evaluating our operating results. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures used by other companies. The following table reconciles adjusted earnings, adjusted diluted earnings per share, adjusted return on average assets and adjusted return on average tangible common equity to their most comparable GAAP measures: Non-GAAP Reconciliation (continued): Adjusted Earnings Metrics

Some of the financial measures included in this presentation differ from those reported on the FRB Y-9(c) report. These financial measures include “core deposits to total deposits.” Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits: Regulatory Reporting to Financial Statements: Adjusted Core Deposits All demand and savings deposits of any amount plus time deposits less than $250,000 Time deposits to core customers over $250,000 as defined in the lead-in to the table above Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above

How We Measure Core Deposits Demand Deposits Savings Deposits Time Deposits < $250,000 Relationship with RBB Director or shareholder? Deposits within the Bank’s market area? Additional non-deposit services with the Bank? Electronic banking services with the Bank? Active demand deposit account with the Bank? Deposits at market interest rates? Relationship with the Bank have longevity? > $250,000? if yes, if yes, if yes, if yes, if yes, if yes, if yes, RBB reviews all deposits over $250K on a quarterly basis Core deposits are traditionally defined as all deposits less time deposits greater than $250K à The Bank measures core deposits as: Internet Deposits? Outside deposit originator? if yes, if yes, if yes, for at least three of the following: if yes, Source: “Study on Core Deposits and Brokered Deposits, Submitted to Congress pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, FDIC, July 8, 2011”: https://www.fdic.gov/regulations/reform/coredeposit-study.pdf